UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2006
LCC INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7925 Jones Branch Drive, McLean, VA		22102
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number, including area code): (703) 873-2000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On November 9, 2006, LCC International, Inc. (the “Company”) issued a press release announcing the Company’s earnings for the quarter ended September 30, 2006. A copy of the release is furnished with this report as an exhibit to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
The following exhibit is furnished pursuant to Item 2.02:
Exhibit 99.1:    Earnings Release of LCC International, Inc. dated November 9, 2006

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.
Date: November 9, 2006	By:	/s/ Louis Salamone, Jr.
Louis Salamone, Jr.
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Release of LCC International, Inc. dated November 9, 2006.